UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
_____________________________

Date of report (Date of earliest event reported): January 18, 2005

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other	(Commission File	(IRS Employer
jurisdiction of in	Number)	Identification No.)
Company)

WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Items 1, 2.01, 2.03, 2.04, 2.05, 2.06, 3, 4, 5, 6, 7 and 8. Not Applicable.

Item 2.02 Results of Operations and Financial Condition.

On January 18, 2005, Hudson City Bancorp, Inc. (the “Company”), the holding company for Hudson City Savings Bank, issued a press release announcing fourth quarter and year-end financial results for the period ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Press Release dated January 18, 2005, by Hudson City Bancorp, Inc., announcing fourth quarter and year-end financial results for the period ended December 31, 2004.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts .

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson City Bancorp, Inc.
By:	/s/ Denis J. Salamone
Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: January 19, 2005

3

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 18, 2005, by Hudson City Bancorp, Inc., announcing fourth quarter and year-end financial results for the period ended December 31, 2004.

4